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                                                                    Exhibit 23.4



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 2, 1999, included in Gold Banc Corporation Inc.'s Form 8-K dated November 19, 1999 and to all references to our Firm included in this registration statement.

                                                       /s/ ARTHUR ANDERSEN LLP
                                                       -------------------------

Oklahoma City, Oklahoma
November 18, 1999